Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	WANDA CULTURE HOLDING CO. LIMITED
Address of Joint Filer:	UNIT 606, 6TH FLOOR ALLIANCE BUILDING 133 CONNAUGHT ROAD CENTRAL, HONG KONG
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	AMC ENTERTAINMENT HOLDINGS, INC. (AMC)
Date of Event Requiring Statement (Month/Day/Year):	12/17/2013
Designated Filer:	WANDA AMERICA INVESTMENT HOLDING CO. LTD.

Signature:

WANDA CULTURE HOLDING CO. LIMITED

By:    /s/  Jianlin Wang
Name:   Jianlin Wang
Title:     Director

December 17, 2013

Joint Filer Information

Name of Joint Filer:	DALIAN WANDA GROUP CO., LTD
Address of Joint Filer:	NO.539,CHANGJIANG ROAD XIGANG DISTRICT DALIAN CITI LIAONING PROVINCE PEOPLE'S REPUBLIC OF CHINA
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	AMC ENTERTAINMENT HOLDINGS, INC. (AMC)
Date of Event Requiring Statement (Month/Day/Year):	12/17/2013
Designated Filer:	WANDA AMERICA INVESTMENT HOLDING CO. LTD.

Signature:

DALIAN WANDA GROUP CO., LTD

By: /s/ Jianlin Wang
Name: Jianlin Wang
Title:   Chairman of the Board of Directors

December 17, 2013

Joint Filer Information

Name of Joint Filer:	DALIAN HEXING INVESTMENT CO LTD
Address of Joint Filer:	NO.539,CHANGJIANG ROAD XIGANG DISTRICT DALIAN CITI LIAONING PROVINCE PEOPLE'S REPUBLIC OF CHINA
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	AMC ENTERTAINMENT HOLDINGS, INC. (AMC)
Date of Event Requiring Statement (Month/Day/Year):	12/17/2013
Designated Filer:	WANDA AMERICA INVESTMENT HOLDING CO. LTD.

Signature:

DALIAN HEXING INVESTMENT CO LTD

By: /s/ Jianlin Wang
Name: Jianlin Wang
Title: Director

December 17, 2013

Joint Filer Information

Name of Joint Filer:	JIANLIN WANG
Address of Joint Filer:	1-1-1, NO.6, MINGZE GARDEN ZHONGSHAN DISTRICT DALIAN CITY LIAONING PROVINCE PEOPLE'S REPUBLIC OF CHINA
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	AMC ENTERTAINMENT HOLDINGS, INC. (AMC)
Date of Event Requiring Statement (Month/Day/Year):	12/17/2013
Designated Filer:	WANDA AMERICA INVESTMENT HOLDING CO. LTD.

Signature:

By:    /s/ Jianlin Wang
Name:   Jianlin Wang

December 17, 2013

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